PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
	      THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.   )


[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Material
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ] Confidential Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



			    GALLERY OF HISTORY, INC.
	       (Name of Registrant as Specified In Its Charter)


			    GALLERY OF HISTORY, INC.
		  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
	  __________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:
	  __________________________________________________________________
     3)   Per unit or other underlying value of transaction computed
	  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	   __________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:
	   __________________________________________________________________
     5)   Total fee paid:
	   __________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:___________________________________________
    2)   Form, Schedule or Registration Statement No.:_____________________
    3)   Filing Party:_____________________________________________________
    4)   Date Filed:_______________________________________________________


Notes:

                            GALLERY OF HISTORY, INC.
                            3601 West Sahara Avenue
                                Promenade Suite
                          Las Vegas, Nevada  89102-5822


                 ______________________________________________
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                _______________________________________________



TO THE STOCKHOLDERS OF
GALLERY OF HISTORY, INC.:


	The Annual Meeting of Stockholders of the Gallery of History, Inc.
(the "Company") will be held at the Company's offices, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822 on June 5, 1998 at 9:00 a.m. local time for the following purposes:

        1. To elect five directors to serve until the next annual meeting of the stockholders;

        2. To approve the appointment of Arthur Andersen LLP, as the Company's independent auditors for the fiscal year ending September 30, 1998; and

        3. To transact such other business as may properly come before the meeting and any adjournment thereof.

	All of the above matters are more fully described in the accompanying Proxy Statement.

	Stockholders of Common Stock of the Company of record at the close of business on April 16, 1998 will be entitled to vote at the meeting or any adjournment thereof.



                                     By order of the Board of Directors,


                                     TODD M. AXELROD
                                     TODD M. AXELROD,
                                     Chairman of the Board



May 11, 1998


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                            GALLERY OF HISTORY, INC.
                            3601 West Sahara Avenue
                                Promenade Suite
                         Las Vegas, Nevada  89102-5822


                               _________________

                                PROXY STATEMENT
                               _________________



	The Board of Directors presents this Proxy Statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held June 5, 1998 and any adjournment thereof (the "Meeting"). The purposes for which the Meeting is to be held are set forth in the Notice of Meeting on the preceding page.

	All proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors and for the appointment of Arthur Andersen LLP, as the Company's independent public accountants. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Meeting. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Meeting at any time prior to the voting thereof. Directors will be elected by a majority of the votes cast for or against. Shares represented by a proxy marked for abstention on a proposal will be counted as represented at the meeting with respect to such proposal, but will not be voted for or against the proposal. The effect of marking a proxy for abstention, however, is the same as marking it against the proposal. Shares registered in the name of a broker will be counted as represented at the meeting only for proposals as to which the broker's proxy gives voting directions. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails, such mailing to take place on or about May 11, 1998.

	There were 3,208,434 shares of Common Stock of the Company outstanding as of April 16, 1998. The Common Stock is the only class of securities of the Company entitled to vote. Each share has one vote. Only stockholders of record as of the close of business on April 16, 1998 will be entitled to vote. A list of stockholders entitled to vote at the Meeting will be available at the Company's office, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada, for a period of ten days prior to the meeting for examination by any stockholder.

                             ELECTION OF DIRECTORS

	At the Meeting, five directors are to be elected for the ensuing year and until their successors are duly elected and qualified. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Company. Proxies not marked to the contrary will be voted for the election of the following five persons.

                                                             Year First
                              Position(s) with                Became a
Name                Age       the Company                     Director
-----------------   ---       -------------------------       --------
Todd M. Axelrod     48        President and Chairman            1981
                              of the Board of Directors

Rod R. Lynam        49        Treasurer/Assistant               1984
                              Secretary and Director

Pamela Axelrod      43        Executive Vice President and      1995
                              Director

Roger P. Croteau    36        Director                          1997

Bernard Duke        71        Director                          1998

	Each officer of the Company, including those who are also nominees to the Board, will hold office until a successor has been elected by the Board.

	Todd M. Axelrod has been Chairman of the Board of Directors and President of the Company since its inception in November 1981. He devotes his full business time to the Company's affairs. Mr. Axelrod has been a private collector of valuable historical documents since 1968. Mr. Axelrod authored a book entitled The Handbook of Historical Documents -- A Guide to Owning History, which is being sold in the Company's galleries.

	Rod Lynam has been Treasurer and Chief Financial Officer of the Company since September 1984.

	Pamela Axelrod, the wife of Mr. Axelrod, has been a Vice President since 1992 and served as the Manager of the Las Vegas Fashion Show gallery from June 1984 to April 1996. She has served as Executive Assistant to the President since April 1996.

	Roger P. Croteau is a practicing attorney and has been a partner in the law firm of Croteau & Shawhan, Ltd., Las Vegas, Nevada since November 1996. Prior to his current position, Mr. Croteau was Associate General Counsel for the State Industrial Insurance System from June 1995 to November 1996; Corporate Associate, Gordon & Silver, Ltd., Las Vegas, Nevada from July 1994 to June 1995; and Associate General Counsel for H. P. Hood, Inc. from May 1992 to July 1994.

	Bernard Duke was elected to the Company's Board of Directors in February 1998. From 1992 to 1997, Mr Duke had been a Director, Vice President and Chief Executive Officer of TFH Publications, Inc., of Neptune City, New

Jersey. From 1984 to 1996, Mr. Duke was a Director and member of the Executive Committee of Graphic Arts Mutual Insurance Company.

	Garrett Williams, age 53, is a Senior Vice-President of the Company since 1989 who is the only executive officer of the Company not listed above. He has served as Executive Assistant to the President from November 1988 to April 1996 and has been a director of the Company from 1991 to 1996. He has served as the Manager of the Las Vegas Fashion Show gallery from April 1996 to March 1997 and currently serves as a sales representative at the headquarters' location.

	Management recommends that the stockholders vote "FOR" the nominees for directors.


                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

	The following table sets forth certain information, as of April 1, 1998, pertaining to ownership of the Company's Common Stock by those persons, known to the Company, to be the beneficial and record owners of more than five percent of the Common Stock of the Company, by each director and nominee of the Company and by all officers and directors of the Company as a group:

    Name of Beneficial                  Number of               Percent
    Holder (1) (2)                       Shares                of Class
    ----------------------------        ---------              --------
    Todd M. Axelrod (3)(5)              2,051,412                63.9%

    Rod Lynam                                 105                 (4)

    Pamela Axelrod (3)(5)               2,051,412                63.9%

    Gerald Newman (6)                     431,500                13.5%
    Seabreeze Lane
    Amagansette, NY 10093

    Elliott Associates, L.P.(7)           434,792                13.5%
    712 Fifth Avenue, 36th Floor
    New York, NY  10019

    Westgate International, L.P.(7)       434,792                13.5%
    Midland Bank Trust Corporation
    P.O. Box 1109, Mary Street
    Grand Cayman, Cayman Islands,
    British West Indies

    Martley International, Inc.(7)        434,792                13.5%
    222 Cedar Lane, Suite 111
    Teaneck, NJ  07666

    All officers and directors          2,088,517                 63.9%
    as a group (3 persons)

(1) The address of each director and nominee, except where otherwise indicated is: c/o Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822.

(2) Except as otherwise noted below, the individuals referred to above have sole voting and investment power in regard to their Common Stock.

(3) Includes 1,029,511 shares of Common Stock owned of record and beneficially by Pamela Axelrod, Mr. Axelrod's wife, for which Mr. Axelrod has been appointed proxy (as discussed in Note (5) below). Excludes 81,302 shares of Common Stock owned of record and beneficially by Ruth Canvasser, Mr. Axelrod's mother, as to which Mr. Axelrod disclaims beneficial ownership.

(4)   Less than 1%.

(5) Pamela Axelrod has appointed Todd Axelrod her proxy with full power of substitution, to vote all of her 1,029,511 shares and to give all consents on all matters that Mrs. Axelrod may be entitled to vote or consent to at any meeting of the stockholders of the Company or under any other circumstance where a vote or consent of stockholders is required. Includes 1,021,901 shares owned of record and beneficially by Todd Axelrod (see Note (3) above).

(6) Includes 235,000 shares issuable upon exercise of currently exercisable options.

(7) According to a Schedule 13D dated April 15, 1996 received by the Company, Elliott Associates, L.P., a Delaware limited partnership ("Elliott"), owns 284,692 shares, Westgate International, L.P., a Cayman Island limited partnership ("Westgate") owns 75,050 shares and Martley International, Inc., a Delaware corporation ("Martley") owns 75,050. The above listed companies have indicated in the Schedule 13D that they constitute a "group" as defined in Rule 13d-5(b)(1) with respect to their beneficial ownership of the Common Stock.


                       MEETINGS OF THE BOARD OF DIRECTORS AND
                          INFORMATION REGARDING COMMITTEES

        The Board of Directors held two meetings during the fiscal year ended September 30, 1997. All directors attended such meetings. The Board of Directors has a Compensation Committee, consisting of Todd Axelrod, which reviews and recommends to the Board compensation for officers and issuance of stock options. The Compensation Committee did not meet during the fiscal year 1997. The Company has a newly formed Audit Committee consisting of Todd Axelrod, Roger Croteau and Bernard Duke, which did not meet during fiscal 1997. The Audit Committee will recommend to the Board of Directors the appointment of the independent public accountants. The Audit Committee will review and consider the comments from the independent public accountants with respect to internal account controls and the consideration given or corrective action taken by management to weaknesses, if any, in internal controls. It will also discuss matters concerning the Company's financial statements or other results of the audit. The Company does not have any other standing committees.



                  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange

Commission initial reports of ownership and reports of changes of ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, during the fiscal year ended September 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of Form 3 for Mr. Croteau as a new director of the Company which was filed late. In making these disclosures, the Company has relied solely on a review of the copies of such reports furnished to the Company and written representations of its directors, executive officers and its greater than ten percent stockholders.



                             EXECUTIVE COMPENSATION

	The following summary compensation table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1997, 1996 and 1995, of those persons who were, at September 30, 1997 (i) the chief executive officer and (ii) the other most highly compensated executive officers of the Company, whose annual base salary and bonus compensation was in excess of $100,000.

       Name and Principal             Fiscal          Annual  Compensation
       Position                        Year            Salary       Bonus
       -------------------------      ------          --------     -------
       Todd M. Axelrod                 1997           $132,500     $25,000
       President and Chief             1996            132,500      25,000
       Executive Officer               1995            133,230      25,000(1)

       Pamela R. Axelrod               1997           $132,500     $25,000
       Executive Vice-President        1996            132,500      25,000(2)
                                       1995            131,042      50,000(3)

(1) Includes deferred bonus in the amount of $25,000, which was paid to Todd Axelrod during January and June 1996.
(2)  Accrued bonus paid during December 1996.
(3)  Includes deferred bonus in the amount of $25,000 which was paid to Pamela
     R. Axelrod during September 1995 and $25,000 accrued bonus of which $10,602 was paid in fiscal 1995 and $14,398 was paid in June 1996.

	During the three year period ended September 30, 1997 the Company did not grant any stock options or stock appreciation rights to any of the named executive officers of the Company. In addition, none of the named executive officers held any stock options as of September 30, 1997.



                              CERTAIN TRANSACTIONS

	The Company borrowed $35,400 in the fiscal year 1996 from Nanna Corp., a company owned by Todd Axelrod and his wife Pamela Axelrod. The loan bore interest at the prime rate plus 2% and was paid in full diring fiscal 1996. In May 1994, the Company borrowed $110,000 from Pamela Axelrod, which was paid in full during fiscal 1997. Interest expense on related party notes amounted to $2,809 for the year ended September 30, 1997. The proceeds for such loans were utilized by the Company for working capital purposes.

	The Company purchases auction catalogs from Nanna Corp. During fiscal 1997, the Company paid $146,500 for catalogs for seven auctions. The Company believes that such purchase prices were substantially comparable to what it would have had to pay an unrelated supplier.



                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

	Arthur Andersen LLP has been selected as the Company's independent auditors for the fiscal year ending September 30, 1998. Selection of auditors is made by the Board of Directors subject to stockholder approval. Arthur Andersen LLP has no financial interest, either direct or indirect, in the Company. A representative of Arthur Andersen LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

	Management recommends voting "FOR" the ratification of the appointment of the auditors.




                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

	Proposals of stockholders of the Company which are intended to be presented at the Company's next Annual Meeting, must be received by the Company no later than January 12, 1999 in order that they may be included in the proxy statement and form of proxy relating to that meeting. The Securities and Exchange Commission has adopted regulations that govern the inclusion of such proposals in the Company's annual proxy materials.

	THE COMPANY'S 1997 FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUSIVE OF EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO:
GALLERY OF HISTORY, INC., 3601 WEST SAHARA AVENUE, PROMENADE SUITE, LAS VEGAS, NEVADA 89102-5822.

	In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company, or by any one or more of the foregoing means. The Company will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company's shares. All expenses in connection with such solicitation are to be paid by the Company.

						By Order of the Board of Directors

                                                TODD M. AXELROD
						TODD M. AXELROD
						Chairman of the Board
Dated:  May 11, 1998
Las Vegas, Nevada

                            GALLERY OF HISTORY, INC.
                                     PROXY
                   Annual Meeting of Stockholders, June 5, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints each of Todd M. Axelrod and Rod Lynam, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Gallery of History, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on June 5, 1998 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.

1. ELECTION OF DIRECTORS     FOR all nominees below         WITHHOLD AUTHORITY
                             (except as marked to the       to vote for all
                             contrary below) [  ]           nominees below [  ]

   NOMINEES:     Todd M. Axelrod, Rod Lynam, Pamela Axelrod, Roger P. Croteau
                 and Bernard Duke.
   INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.


2. TO RATIFY SELECTION OF ARTHUR ANDERSEN LLP, AS CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1998 FISCAL YEAR.
        [  ] FOR                [  ] AGAINST            [  ] ABSTAIN


------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                         Dated: ________________________, 1998

                                                ______________________________
                                                Signature

                                                ______________________________
                                                Signature if held jointly

      (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
       ENCLOSED ENVELOPE.)